                                     PROSPECTUS

                                  DECEMBER 8, 1998


                       DFA INTERNATIONAL VALUE PORTFOLIO III
                         U.S. LARGE CAP VALUE PORTFOLIO III
                   TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II



          This prospectus describes DFA INTERNATIONAL VALUE PORTFOLIO III, U.S. LARGE CAP VALUE PORTFOLIO III and TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II (collectively the "Portfolios"), each a series of shares issued by Dimensional Investment Group Inc. (the "Fund"), 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401, (310) 395-8005. Each Portfolio is an open-end, management investment company whose shares are offered, without a sales charge, to 401(k) defined contribution plans and clients of registered financial advisers. The Fund issues fourteen series of shares, each of which represents a separate class of the Fund's common stock, having its own investment objective and policies and three of which are set forth in this prospectus. The investment objective of each Portfolio is to achieve long-term capital appreciation.

          EACH PORTFOLIO, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE SHARES OF A CORRESPONDING SERIES OF THE DFA INVESTMENT TRUST COMPANY (THE "TRUST"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY THAT ISSUES SERIES (INDIVIDUALLY AND COLLECTIVELY, THE "SERIES") HAVING THE SAME INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS AS THE PORTFOLIOS. THE INVESTMENT EXPERIENCE OF EACH PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF ITS CORRESPONDING SERIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "THE PORTFOLIOS."

          This prospectus sets forth information about the Portfolios that prospective investors should know before investing and should be read carefully and retained for future reference. A statement of additional information about the Portfolios, dated December 8, 1998, as amended from time to time, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .3

THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

DFA INTERNATIONAL VALUE PORTFOLIO III. . . . . . . . . . . . . . . . . . . . .6

  PORTFOLIO CHARACTERISTICS. . . . . . . . . . . . . . . . . . . . . . . . . .6
  PORTFOLIO STRUCTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
  PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .8

THE U.S. VALUE PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . . . .8

  PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . . .8
  PORTFOLIO STRUCTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
  PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 10

TAX MANAGEMENT STRATEGIES. . . . . . . . . . . . . . . . . . . . . . . . . . 10

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

  FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  FOREIGN CURRENCIES AND RELATED TRANSACTIONS. . . . . . . . . . . . . . . . 12
  INTRODUCTION OF THE EURO . . . . . . . . . . . . . . . . . . . . . . . . . 12
  BORROWING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  PORTFOLIO STRATEGIES . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  YEAR 2000 ISSUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  FUTURES CONTRACTS AND OPTIONS ON FUTURES . . . . . . . . . . . . . . . . . 13

MANAGEMENT OF THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . 14

  ADMINISTRATIVE SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . 15

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . 15

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

  IN KIND PURCHASES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20


                                      HIGHLIGHTS


                                                                            PAGE
THE PORTFOLIOS                                                                5

          Each Portfolio, in effect, represents a separate mutual fund with its own investment objective and policies. The investment objective of each Portfolio is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding securities. Clients of financial advisors may choose to invest in one, two or all of the Portfolios. Proceeds from the sale of shares of a Portfolio will be invested in accordance with that Portfolio's investment objective and policies.

                                                                            PAGE
INVESTMENT OBJECTIVE - DFA INTERNATIONAL VALUE PORTFOLIO III                  6

          The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio will invest all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which in turn will invest in the stocks of large non-U.S. companies that are value stocks, primarily because they have a high book value in relation to their market value. (See "DFA INTERNATIONAL VALUE PORTFOLIO III - INVESTMENT OBJECTIVE AND POLICIES.")

                                                                            PAGE
INVESTMENT OBJECTIVE - U.S. LARGE CAP VALUE PORTFOLIO III                     8
AND TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II


          The investment objective of each of the U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II (collectively, the "U.S. Value Portfolios") is to achieve long-term capital appreciation. The Tax-Managed U.S. Marketwide Value Portfolio II pursues this investment objective while at the same time seeking to minimize the impact of federal taxes on returns by managing its portfolio in a manner that will defer the realization of net capital gains and may minimize the receipt of dividend income in order to minimize taxable distributions to investors. The U.S. Large Cap Value Portfolio III will invest all of its assets in the U.S. Large Cap Value Series of the Trust (the "Large Cap Value Series") and the Tax-Managed U.S. Marketwide Value Portfolio II will invest all of its assets in the Tax-Managed U.S. Marketwide Value Series of the Trust (the "Tax-Managed Series"). Each of the Large Cap Value Series and the Tax-Managed Series (collectively, the "U.S. Value Series") will invest in the common stocks of U.S. companies that are value stocks, primarily because they have a high book value in relation to their market value. The Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of a company having the median market capitalization of companies whose shares are listed on the New York Stock Exchange (the "NYSE"). The Tax-Managed Series will purchase common stocks of companies whose market capitalizations equal the market capitalizations of companies in the 1st through 8th deciles of those companies listed on the NYSE. (See "U.S. VALUE PORTFOLIOS - INVESTMENT OBJECTIVE AND POLICIES.")


                                                                            PAGE
RISK FACTORS                                                                 11

          The DFA International Value Portfolio III (indirectly through its investment in the International Value Series) invests in foreign securities. The International Value Series and the Large Cap Value Series, in which the corresponding Portfolios invest, may invest in futures contracts and options thereon. Each Portfolio is authorized to invest in repurchase agreements. Those policies and the policy of the Portfolios to invest in the shares of corresponding Series of the Trust involve certain risks. (See "RISK FACTORS.")

                                                                            PAGE
MANAGEMENT AND ADMINISTRATIVE SERVICES                                       14

          Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Series. (See "MANAGEMENT OF THE PORTFOLIOS.")

                                                                            PAGE
DIVIDEND POLICY                                                              15

          Each Portfolio distributes dividends from its net investment income in November and December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

                                                                            PAGE
PURCHASE, VALUATION AND REDEMPTION OF SHARES                                 17

          The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Series. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

SHAREHOLDER TRANSACTION EXPENSES

          None*

          The expenses in the following tables are based on those incurred by the Portfolios and their corresponding Series for the fiscal year ended November 30, 1997, except that for the Tax-Managed U.S. Marketwide Value Portfolio II, "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1999.

ANNUAL FUND OPERATING EXPENSES**
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

     DFA INTERNATIONAL VALUE PORTFOLIO III

          Management Fee                          0.20%
          Administration Fee                      0.01%
          Other Expenses                          0.17%
          Total Operating Expenses                0.38%

     U.S. LARGE CAP VALUE PORTFOLIO III

          Management Fee                          0.10%
          Administration Fee                      0.01%
          Other Expenses                          0.12%
          Total Operating Expenses                0.23%

     TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

          Management Fee                          0.20%
          Administration Fee                      0.00%
          Other Expenses                          0.13%
          Total Operating Expenses                0.33%

          *Shares of the Portfolios that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

          **The "Management Fee" is payable by the Series and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Series and the Portfolio.

EXAMPLE

          You would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
DFA International Value Portfolio III           $4      $12      $21      $48
U.S. Large Cap Value Portfolio III              $2       $7      $13      $29
Tax-Managed U.S. Marketwide Value Portfolio II  $3      $11      n/a      n/a

          The purpose of the above fee table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

          The table summarizes the aggregate estimated annual operating expenses of all of the Portfolios and the corresponding Series. (See "MANAGEMENT OF THE PORTFOLIOS" for a description of Portfolio and Series expenses.) The Board of Directors of the Fund has considered whether such expenses will be more or less than they would be if each Portfolio were to invest directly in the securities held by its corresponding Series. The aggregate amount of expenses for a Portfolio and the corresponding Series may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Series. However, the total expense ratios for the Portfolios and their corresponding Series are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This is because this arrangement enables institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Series, including the corresponding Portfolio, will pay its proportionate share of the expenses of the Series.

          The Tax-Managed U.S. Marketwide Value Portfolio II (and its corresponding Series) is new and consequently the above example is based on estimated expenses for the current fiscal year and does not extend over five and ten-year periods.

                           CONDENSED FINANCIAL INFORMATION

          The following financial highlights are part of the financial statements of each Portfolio of the Fund other than the Tax-Managed U.S. Marketwide Value Portfolio II, which had not commenced operations by November 30, 1997. The information for each of the past fiscal years has been audited by independent accountants. The financial statements for the six month period ended May 31, 1998 have not been audited. The financial statements, related notes, and the report of the independent accountants covering such financial information and financial highlights for the Fund's most recent fiscal year contained in the Fund's annual report to shareholders for the year ended November 30, 1997 and unaudited financial statements contained in the Fund's semi-annual report to shareholders for the period ended May 31, 1998 are incorporated by reference into the Portfolios' statement of additional information. Further information about the Portfolios' performance (other than the Tax-Managed U.S. Marketwide Value Portfolio II) is contained in the Fund's annual report to shareholders of the Portfolios for the year ended
November 30, 1997. A copy of the annual and semi-annual reports may be obtained from the Fund upon request at no charge.

                       DFA INTERNATIONAL VALUE PORTFOLIO III

                                FINANCIAL HIGHLIGHTS

                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     SIX MONTHS       YEAR          YEAR          FEB. 3,
                                                                       ENDED         ENDED         ENDED            TO
                                                                      MAY 31,       NOV. 30,      NOV. 30,        NOV. 30,
                                                                       1998           1997          1996            1995
                                                                    ----------    -----------    -----------     ----------
                                                                    (UNAUDITED)

Net Asset Value, Beginning of Period . . . . . . . . . . . . . .       $ 11.57        $ 12.39        $ 10.81        $ 10.00
                                                                    ----------    -----------    -----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .          0.07           0.21           0.21           0.17
  Net Gains (Losses) on Securities (Realized and Unrealized) . .          2.05          (0.69)          1.38           0.84
                                                                    ----------    -----------    -----------     ----------
  Total from Investment Operations . . . . . . . . . . . . . . .          2.12          (0.48)          1.59           1.01
                                                                    ----------    -----------    -----------     ----------
LESS DISTRIBUTIONS
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .         (0.26)         (0.22)         (0.01)         (0.17)
  Net Realized Gains . . . . . . . . . . . . . . . . . . . . . .         (0.15)         (0.12)           ---          (0.03)
                                                                    ----------    -----------    -----------     ----------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . .         (0.41)         (0.34)         (0.01)         (0.20)
                                                                    ----------    -----------    -----------     ----------
Net Asset Value, End of Period . . . . . . . . . . . . . . . . .       $ 13.28        $ 11.57        $ 12.39        $ 10.81
                                                                    ----------    -----------    -----------     ----------
                                                                    ----------    -----------    -----------     ----------
Total Return . . . . . . . . . . . . . . . . . . . . . . . . . .         18.90%#        (3.91)%        14.76%         10.04%#
Net Assets, End of Period (thousands). . . . . . . . . . . . . .      $324,414       $282,818       $242,371       $146,952
Ratio of Expenses to Average Net Assets (1). . . . . . . . . . .          0.35%*         0.38%          0.45%          0.51%*
Ratio of Net Investment Income to Average Net Assets . . . . .            1.03%*         1.88%          2.03%          2.29%*
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . .           N/A            N/A            N/A            N/A
Average Commission Rate. . . . . . . . . . . . . . . . . . . . .           N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund Series. . . . . . . . .           18.78%*        22.55%         12.23%          9.75%(a)
Average Commission Rate of Master Fund Series  . . . . . . . . .       $0.0167        $0.0068        $0.0112            N/A

*Annualized
#Non-Annualized
(1) Represents the respective combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series. N/A refers to the respective master Fund Series.
(a)  Master Fund Series Turnover calculated for the year ended
     November 30, 1995.

U.S. LARGE CAP VALUE PORTFOLIO III

                                FINANCIAL HIGHLIGHTS

                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                    SIX MONTHS          YEAR           YEAR        FEB. 3,
                                                                      ENDED            ENDED          ENDED          TO
                                                                     MAY 31,          NOV. 30,       NOV. 30,      NOV. 30,
                                                                      1998             1996           1996          1995
                                                                    --------         --------       --------      --------
                                                                   (UNAUDITED)
Net Asset Value, Beginning of Period                                $  19.02         $  15.76       $  12.92      $  10.00
                                                                    --------         --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income . . . . . . . . . . . . . . . . . . . . .       0.10             0.32           0.28          0.23
  Net Gains (Losses) on Securities (Realized and Unrealized). . .       2.99             3.52           2.60          3.09
                                                                    --------         --------       --------      --------
  Total from Investment Operations. . . . . . . . . . . . . . . .       3.09             3.84           2.88          3.32
                                                                    --------         --------       --------      --------
LESS DISTRIBUTIONS
  Net Investment Income                                                (0.33)           (0.29)         (0.04)        (0.23)
  Net Realized Gains. . . . . . . . . . . . . . . . . . . . . . .      (1.09)           (0.29)           ---         (0.17)
                                                                    --------         --------       --------      --------
  Total Distributions . . . . . . . . . . . . . . . . . . . . . .      (1.42)           (0.58)         (0.04)        (0.40)
                                                                    --------         --------       --------      --------
Net Asset Value, End of Period. . . . . . . . . . . . . . . . . .   $  20.69         $  19.02       $  15.76      $  12.92
                                                                    --------         --------       --------      --------
                                                                    --------         --------       --------      --------
Total Return. . . . . . . . . . . . . . . . . . . . . . . . . . .      17.59%#          25.23%         22.34%        33.27%#
Net Assets, End of Period (thousands) . . . . . . . . . . . . . .   $506,503         $471,038       $379,974      $135,043
Ratio of Expenses to Average Net Assets (1) . . . . . . . . . . .       0.19%*           0.23%          0.26%         0.31%*
Ratio of Net Investment Income to Average Net Assets. . . . . . .       0.99%*           1.79%          2.29%         2.82%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .        N/A              N/A            N/A           N/A
Average Commission Rate . . . . . . . . . . . . . . . . . . . . .        N/A              N/A            N/A           N/A
Portfolio Turnover Rate of Master Fund Series . . . . . . . . . .      22.09%*          17.71%         20.12%        29.41%(a)
Average Commission Rate of Master Fund Series . . . . . . . . . .   $ 0.0484         $ 0.0494       $ 0.0499           N/A


*Annualized
#Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.
(a)  Master Fund Series Turnover calculated for the year ended
     November 30, 1995.



                                    THE PORTFOLIOS

          Each of the Portfolios, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of the Trust, an open-end, management investment company, registered under the Investment Company Act of 1940 ("1940 Act"), that issues Series having the same investment objective as each of the Portfolios. The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of its outstanding securities and the investment objective of a Series may not be changed without the affirmative vote of a majority of its outstanding securities. Shareholders of a Portfolio will receive written notice thirty days prior to any change in the investment objective of its corresponding Series.

          This prospectus describes the investment objective, policies and restrictions of each Portfolio and its corresponding Series. (See "DFA INTERNATIONAL VALUE PORTFOLIO III - INVESTMENT OBJECTIVE AND POLICIES" and "U.S. VALUE PORTFOLIOS - INVESTMENT OBJECTIVE AND POLICIES.") In addition, an investor should read "MANAGEMENT OF THE PORTFOLIOS" for a description of the management and other expenses associated with the Portfolios' investment in the Trust. Other institutional investors, including other mutual funds, may invest in each Series, and the expenses of such other investors and, correspondingly, their returns may differ from those of the Portfolios. Please contact the Trust at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in the Series other than through the Portfolios.

          The shares of the Series will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. For example, a Series might be able to place larger block trades at more advantageous prices and to participate in securities transactions of larger denominations, thereby reducing the relative amount of certain transaction costs in relation to the total size of the transaction. Investment in a Series by other institutional investors offers potential benefits to the Series and, through their investment in the Series, also to the Portfolios. However such economies and expense reductions might not be achieved and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Series. Also, if an institutional investor were to redeem its interest in a Series, the remaining investors in that Series could experience higher pro rata operating expenses, thereby producing lower returns, and the Series' security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Series than the corresponding Portfolio could have effective voting control over the operation of the Series.

          Further, if a Series changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Portfolio and the shareholders of the Portfolio fail to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Series and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by a Portfolio of its investment in the corresponding Series could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Series corresponding to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to such Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" below.

          Finally, the Portfolios' investment in the shares of a registered investment company such as the Trust is relatively new and results in certain operational and other complexities. However, management believes that the benefits to be gained by shareholders outweigh the additional complexities and that the risks attendant to such investment are not inherently different from the risks of direct investment in securities of the type in which the Series invest.

                       DFA INTERNATIONAL VALUE PORTFOLIO III

                         INVESTMENT OBJECTIVE AND POLICIES

PORTFOLIO CHARACTERISTICS

          The investment objective of the DFA International Value Portfolio III is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the International Value Series, which has the same investment objective and policies as the Portfolio. The International Value Series operates as a diversified investment company and seeks to achieve its objective by investing in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets, including Austria, Finland and Ireland. As of the date of this prospectus, the International Value Series has ceased investing additional funds in Malaysia as a consequence of certain restrictions imposed by the Malaysian government on the repatriation of assets by foreign investors, such as the Series. (See "RISK FACTORS - Foreign Securities.")

PORTFOLIO STRUCTURE

          Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if, as a result, more than 5% of its total assets would then consist of initial margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS.") The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.

          As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the International Value Series inappropriate.

          Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only.
Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series' investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in convertible debentures.

          The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

          Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

          It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

          The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.

PORTFOLIO TRANSACTIONS

          Securities which have depreciated in value since their acquisition will not be sold by the International Value Series solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios. The annual portfolio turnover rates of the International Value Series for the fiscal years ended November 30, 1996 and 1997 were 12.23% and 22.55%, respectively.

                              THE U.S. VALUE PORTFOLIOS

                          INVESTMENT OBJECTIVE AND POLICIES

PORTFOLIO CHARACTERISTICS AND POLICIES

          The investment objective of each of the U.S. Value Portfolios is to achieve long-term capital appreciation. The U.S. Large Cap Value Portfolio III pursues its objective by investing all of its assets in the Large Cap Value Series, which has the same investment objective and policies as the U.S. Large Cap Value Portfolio III. The Tax-Managed U.S. Marketwide Value Portfolio II pursues its objective by investing all of its assets in the Tax-Managed Series, which has the same investment objective and policies as the Tax-Managed U.S. Marketwide Value Portfolio II. Each U.S. Value Series seeks to achieve its objective by investing in the common stocks of large U.S. companies with shares that have a high book to market ratio. A company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below, will be considered eligible for investment. The Large Cap Value Series will purchase common stocks of companies whose market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE. The Tax-Managed Series will purchase common stocks of companies whose market capitalizations equal the market capitalizations of companies in the 1st through 8th deciles of companies on the NYSE. In addition, the U.S. Value Series are authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of each U.S. Value Series' net assets at the time of purchase.


          In addition, the Tax-Managed Series will manage its portfolio in a manner that will seek to defer the realization of net capital gains and may seek to minimize the receipt of dividend income in order to minimize taxable distributions to investors. These tax management strategies may, from time to time, cause deviation from market capitalization weightings. Hence, the Tax-Managed Series should not be expected to adhere to its market capitalization weightings with the same precision as the Large Cap Value Series. (See "TAX MANAGEMENT STRATEGIES" below.)

PORTFOLIO STRUCTURE

          Each of the U.S. Value Series will operate as a diversified investment company. Further, neither U.S. Value Series will invest more than 25% of its total assets in securities of companies in a single industry. Ordinarily, at least 80% of the assets of each U.S. Value Series will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. Each U.S. Value Series may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities, such as money market instruments, and short-term repurchase agreements. The U.S. Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Value Series invest in futures contracts for other than bona fide hedging purposes, neither will purchase futures contracts if more than 5% of a Series' total assets are then invested as initial margin deposits on such contracts or options. The U.S. Value Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.


          The U.S. Value Series will be structured on a market capitalization basis, generally by basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating in each U.S. Value Series a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate.


          Deviation from strict market capitalization weightings will also occur because the U.S. Value Series intend to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by either of the U.S. Value Series may be reduced, from time to time, from the level which adherence to market capitalization weightings would otherwise require. A portion, but generally not in excess of 20%, of each U.S. Value Series' assets may be invested in interest-bearing obligations, as described above, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the U.S. Value Series' investment objective. The U.S. Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the U.S. Value Series may acquire securities eligible for purchase or otherwise represented in their portfolios at the time of the exchange in exchange for the issuance of their shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weightings, they would ordinarily be made in anticipation of further growth of the assets of the U.S. Value Series.

          Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the U.S. Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare a current list of large U.S. companies with high book to market ratios whose stock is eligible for investment. Only common stocks whose market capitalizations are not less than the minimum on each respective list will be purchased by the U.S. Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weightings and such deviation could be substantial if a significant amount of either of the U.S. Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.


          It is management's belief that the stocks of large U.S. companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the U.S. Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the U.S. Value Series.


          The U.S. Value Series do not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. The Tax-Managed Series may attempt to minimize taxable dividend income. Nonetheless, many of the companies whose securities will be included in the U.S. Value Series do pay dividends. It is anticipated, therefore, that the U.S. Value Series will receive dividend income.

PORTFOLIO TRANSACTIONS

          The U.S. Value Series do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis.


          Generally, securities will be purchased with the expectation that they will be held for longer than one year. Each U.S. Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the U.S. Value Series. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. The annual portfolio turnover rates of the Large Cap Value Series for the fiscal years ended November 30, 1996 and 1997 were 20.12% and 17.71%, respectively. Annual portfolio turnover rates for the Tax-Managed Series for the same periods are not available because the Tax-Managed Series had not commenced operations prior to the date of this prospectus.


          In addition, the U.S. Value Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series. A further discussion of the investment policies of the Tax-Managed Series, including its portfolio structure and transactions, is contained in "TAX MANAGEMENT STRATEGIES."

                              TAX MANAGEMENT STRATEGIES

          The Tax-Managed Series seeks to minimize the impact of federal taxes on returns by managing its portfolio in a manner that will defer the realization of net capital gains where possible and may minimize dividend income.


          When selling securities, the Tax-Managed Series typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. The Tax-Managed Series also will seek, when possible, not to dispose of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, the Tax-Managed Series may, when consistent with all other tax management policies, sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. However, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when the Tax-Managed Series realizes net capital losses. The timing of purchases and sales of securities may be managed to minimize the receipt of dividends to the extent possible. With respect to dividends that are received, the Tax-Managed Series may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders, if because of timing activities, the requisite holding period of the dividend paying stock is not met. Portfolio holdings may be managed to emphasize low-dividend yielding securities.


          The Tax-Managed Series is expected to deviate from its market capitalization weightings to a greater extent than the other Series. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criterion in order to avoid dividend income, and the Advisor may sell the stock of a company that meets applicable market capitalization criterion in order to realize a capital loss. Additionally, while the U.S. Value Series are managed so that securities will generally be held for longer than one year, the Tax-Managed Series may dispose of any securities whenever the Advisor determines that such disposition would be consistent with the Tax-Managed Series' tax management strategies.


          Although the Advisor seeks to manage the Tax-Managed Series in order to minimize the realization of capital gains and possible taxable dividend income during a particular year, the Tax-Managed Series may nonetheless distribute taxable gains and taxable income to shareholders from time to time. Furthermore, shareholders may be required to pay taxes on the Tax-Managed Series' capital gains, if any, realized upon the sale of the Tax-Managed Series' assets to meet redemptions of shares of the Tax-Managed Series. The redeeming shareholder will be required to pay taxes on the shareholder's capital gains realized on a redemption, whether paid in cash or in kind, if the amount realized on redemption is greater than the amount of the shareholder's tax basis in the shares sold.

                                   SECURITIES LOANS

          The Series are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Series may earn additional income from lending securities, such activity is incidental to a Series' investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Series' total assets. In connection with such loans, a Series will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of its corresponding Series, it will not do so.

                                     RISK FACTORS

FOREIGN SECURITIES

          The International Value Series invests in foreign issuers. Such investments involve risks that are not associated with investments in U.S. public companies. Such risks may include legal, political and or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the International Value Series. Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies and there may be less publicly available information about such companies than comparable U.S. companies.

          The economies of many countries in which the International Value Series invests are not as diverse or resilient as the U.S. economy, and have significantly less financial resources. Some countries are more heavily dependent on international trade and may be affected to a greater extent by protectionist measures of their governments, or dependent upon a relatively limited number of commodities and, thus, sensitive to changes in world prices for these commodities.

          In many foreign countries, stock markets are more variable than U.S. markets for two reasons. Contemporaneous declines in both (i) foreign securities prices in local currencies and (ii) the value of local currencies in relation to the U.S. dollar can have a significant negative impact on the net asset value of the International Value Series and the DFA International Value Portfolio III. The net asset value of the International Value Series is denominated in U.S. dollars, and, therefore, declines in market price of both the foreign securities held by the International Value Series and the foreign currency in which those securities are denominated will be reflected in the net asset value of the International Value Series' and the DFA International Value Portfolio III's shares.

          On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lampur Stock Exchange, that operate to severely constrain or prohibit foreign investors, including the International Value Series, from repatriating assets. While there is some confusion in the market concerning the interpretations of these changes, it appears that the International Value Series will not be permitted to convert the proceeds of the sale of its Malaysian investments into U.S. dollars prior to September 1, 1999.

          As a consequence of these developments, the International Value Series has stopped investing additional funds in Malaysia. With respect to the current Malaysian investments owned by the International Value Series, the Series is presently valuing the securities in good faith at fair value by discounting the current market prices of the Malaysian securities and/or discounting the U.S. dollar-ringgit currency exchange rate. Pending further clarification from Malaysian regulatory authorities regarding the controls identified above, the International Value Series will treat its investments in Malaysian securities as illiquid. As of the date of this prospectus, Malaysian securities constitute less than one percent of the net asset value of the International Value Series.

FOREIGN CURRENCIES AND RELATED TRANSACTIONS

          Investments of the International Value Series will be denominated in foreign currencies. Changes in the relative values of foreign currencies and the U.S. dollar, therefore, will affect the value of investments of that Series. The International Value Series may purchase foreign currency futures contracts and options in order to hedge against changes in the level of foreign currency exchange rates. Such contracts involve an agreement to purchase or sell a specific currency at a future date at a price set in the contract and enable the International Value Series to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Series securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships. Gains and losses on futures contracts and options thereon depend on interest rates and other economic forces.

INTRODUCTION OF THE EURO


          On January 1, 1999, The European Monetary Union ("EMU") will introduce a common currency, the Euro, replacing its members' national currencies. This development will affect the International Value Series' investments in EMU countries to the extent it changes investment practices, opportunities, risks and investor behavior or creates administrative problems. The Advisor and its global custodians are attempting to assure that the International Value Series will be unaffected by any transition related disruptions. However, they cannot guarantee that the efforts will succeed completely. The relative value of the U.S. dollar and Euro will fluctuate. Accordingly, currency risk (discussed above) will continue to apply to the International Value Series' investments in EMU countries.

BORROWING


          Each of the International Value Series and the U.S. Value Series has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, a Series may also purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Series may increase or decrease at a greater rate than would be the case if the Series had not leveraged. The interest payable on the amount borrowed would increase the Series' expenses and, if the appreciation and income produced by the investments purchased when the Series has borrowed are less than the cost of borrowing, the investment performance of the Series will be reduced as a result of leveraging.

PORTFOLIO STRATEGIES

          The method employed by the Advisor to manage the International Value Series and the U.S. Value Series differs from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential acquisitions rather than rely on this technique to select securities. Further, because securities generally will be held long-term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors.

REPURCHASE AGREEMENTS

          In addition, each Series may invest in repurchase agreements. In the event of bankruptcy of the other party to a repurchase agreement, the Trust could experience delay in recovering the securities underlying such agreement. Management believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.

YEAR 2000 ISSUE


          Unless modified, many computers will not properly process information from the Year 2000 on. While the issue is international in scope, there is a particular concern with foreign entities. The Advisor has taken steps to ensure that its computers and those of the Portfolios' and Series' service providers (e.g., custodians) will operate properly. The Portfolios and Series may be negatively affected if the Advisor's efforts prove inadequate, and/or Year 2000 problems hurt economic conditions generally.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

          Each Series also may invest in futures contracts and options on futures. To the extent that a Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Series' total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Series and the prices of such futures contracts and options, and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting a Series' ability to close a position in such investments. Gains or losses on investments in options and futures depend on the direction of securities prices, interest rates and other economic factors, and the loss from investing in futures contracts is potentially unlimited. A Series' investment in futures and options are subject to special tax rules that may affect the amount, timing and character of the income earned by such Series and the corresponding Portfolio's distributions to its shareholders. (These special rules are discussed in the statement of additional information.)

                             MANAGEMENT OF THE PORTFOLIOS

          The Advisor serves as investment advisor to each Series and, as such, is responsible for the management of their respective assets. Investment decisions for the Series are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Series with a trading department and selects brokers and dealers to effect securities transactions.

          Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

          For the fiscal year ended November 30, 1997, (i) the Advisor received a fee for its advisory services to the designated Portfolios' corresponding Series equal to the following percentage of the average net assets of each Series and (ii) the total expenses of each designated Portfolio were the following percentages of its average net assets:

                                              Management Fee      Total Expenses
                                              --------------      --------------
     DFA International Value Portfolio III        0.20%                 0.38%
     U.S. Large Cap Value Portfolio III           0.10%                 0.23%

With regard to the Tax-Managed U.S. Marketwide Value Portfolio II, its corresponding Series is obligated to pay a 0.20% investment management fee, calculated as a percentage of the average net assets of the Series on an annual basis.

          Each Portfolio and Series bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Series are so allocated and expenses which are not allocable to a particular Portfolio and its corresponding Series are borne by such Portfolio and Series on the basis of their relative net assets.

          The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $26 billion. David G. Booth and Rex A. Sinquefield (directors and officers of both the Fund and the Advisor, trustees and officers of the Trust, and shareholders of the Advisor) may be deemed controlling persons of the Advisor.

          The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series of the Trust. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

          The Board of Directors is responsible for establishing Portfolio policies and for overseeing the management of the Portfolios. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Series. The statement of additional information relating to the Portfolios furnishes information about the Directors and officers of the Fund. (See "DIRECTORS AND OFFICERS" in the statement of additional information.)

ADMINISTRATIVE SERVICES

          The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Series; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolios each pay the Advisor a monthly fee equal to one-twelfth of 0.01% of their respective average net assets, except for the Tax-Managed U.S. Marketwide Value Portfolio II, which pays no fee.

                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

          Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are distributed. The policy of each Portfolio is to distribute substantially all of its net investment income in December of each year. Each Portfolio will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

          The DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III (collectively, the "Corporate Feeder Portfolios") seek to achieve their investment objectives by investing all of their investable assets in a corresponding Master Fund (collectively, the "Corporate Master Funds"). The Corporate Master Funds intend to qualify each year as regulated investment companies under the Code.

          A Corporate Feeder Portfolio receives income in the form of income dividends paid by the corresponding Corporate Master Fund. This income, less the expenses incurred in operations, is a Corporate Feeder Portfolio's net investment income from which income dividends are distributed as described above. A Corporate Feeder Portfolio also may receive capital gains distributions from the corresponding Corporate Master Fund and may realize capital gains upon the redemption of the shares of the corresponding Corporate Master Fund. Any net realized capital gains of a Corporate Feeder Portfolio will be distributed as described above.

          The Tax-Managed U.S. Marketwide Value Portfolio II (the "Partnership Feeder Portfolio") seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of shares of the Trust (the "Partnership Series"). The Partnership Series is classified as a partnership for U.S. federal income tax purposes. The Partnership Feeder Portfolio is allocated its proportionate share of the income and realized and unrealized gains and losses of the Partnership Series.


          Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders of the U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II, who do not own their shares under a 401(k) plan, may select one of the following options upon written notice to PFPC Inc., the transfer agent for each Portfolio:

     Income Option  -         to receive income dividends in cash and capital
                              gains distributions in additional shares at net asset value.

     Capital Gains Option  -  to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

     Cash Option  -           to receive both income dividends and capital gains
                              distributions in cash.

Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income of U.S. Large Cap Value and Tax-Managed U.S. Marketwide Value Portfolios will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the corresponding Series from domestic (U.S.) sources. The Tax-Managed Series' attempts to time investments in order to minimize receipt of dividends could result in the Series being unable to flow through the dividends received deduction to corporate shareholders. This will occur if the Tax-Managed Series does not hold the stock of a domestic (U.S.) corporation for the requisite holding period to be eligible for pass-through of the dividends received deduction. It is anticipated that either none or only a small portion of the distributions made by the DFA International Value Portfolio III will qualify for the corporate dividends received deduction because of the corresponding Series' investment in foreign equity securities.

          For those investors subject to tax, if purchases of shares of the Portfolios are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolios.

          The Advisor seeks to manage the Tax-Managed Series in order to minimize the realization of net capital gains where possible and may minimize taxable dividend income during a particular year. However, the realization of capital gains and receipt of income is not entirely within the Advisor's control. Thus, capital gains distributions may vary considerably from year to year. There will be no capital gains distributions in years when the Tax-Managed Series realizes net capital losses. Furthermore, the realization of capital gains by a shareholder on the sale of portfolio shares will depend on whether his or her redemption price exceeds his or her tax basis in the shares sold.

          Dividends which are declared in November or December to shareholders of record in such month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

          The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of a Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

          The International Value Series may be subject to foreign withholding taxes on income and gains from certain of its foreign securities. These taxes will, in turn, reduce the amount of distributions the International Value Portfolio III pays to its shareholders. If International Value Series purchases shares in certain foreign entities, called "passive foreign investment companies," the Series may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Series to International Value Portfolio III.

          In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio to its shareholders and on gains arising on redemption or exchange of a Portfolio's shares.

          The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

          The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                                  PURCHASE OF SHARES

          Shares of the Portfolios are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Code and (ii) to clients of financial advisers.

          Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

          Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

          Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN KIND PURCHASES

          If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Series or otherwise represented in the portfolios of the Series as described in this prospectus or in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value Portfolio III with local currencies should first contact the Advisor for wire instructions.

          The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Series corresponding to the Portfolio whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Series may not exceed 5% of the net assets of the Series immediately after the transaction. The Fund will accept such securities for investment and not for resale.

          A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                                 VALUATION OF SHARES

          The net asset value per share of each Series is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Series. Securities held by a Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the Series values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

          Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the Series. If events which materially affect the value of the investments of the International Value Series occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. The net asset value per share of the International Value Series is expressed in U.S. dollars by translating the net assets of the Series using the bid price for the dollar as quoted by generally recognized reliable sources.

          The net asset value of each Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio. The value of each Portfolio's shares will fluctuate in relation to the investment experience of the corresponding Series.

          Provided that a financial adviser or service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

          Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and their corresponding Series. Any such charges will be described in the prospectus.

                                     DISTRIBUTION

          The Fund acts as distributor of the Portfolios' shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolios' shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

                                  EXCHANGE OF SHARES

          An investor who is a client of a financial adviser may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"), by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. In addition, exchanges are not accepted into or from the DFA

International Value Portfolio III. Investors should contact their financial advisor for a list of those portfolios of DFAIDG that accept exchanges.

          In the case of an investor who has invested through an employer's 401(k) plan, investors may exchange shares of other Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

          The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund or DFAIDG , the exchange privilege may be terminated and any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio.

          With respect to shares held by clients of financial advisers, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by a commercial bank, trust company or member of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

          With respect to shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan's service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

          There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                                 REDEMPTION OF SHARES

          An investor who desires to redeem shares of a Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan in the form required by such financial adviser or service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

          Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

          With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

          When in the best interest of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Series in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such currencies to dollars and the value of currencies may be affected by currency exchange fluctuations. The Tax-Managed U.S. Marketwide Value Portfolio II and the Tax-Managed Series are authorized to make redemption payments solely by a distribution of portfolio securities, or a combination of securities and cash, when it is determined by the Advisor to be consistent with the tax management strategies described in the prospectus and applicable legal and regulatory requirements.




                                 GENERAL INFORMATION

          The Portfolios and the Series may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 1997, and semi-annual report to shareholders for the period ended May 31, 1998, contain additional performance information. A copy of the annual and semi-annual reports are available upon request and without charge.

          The Fund was incorporated under Maryland law on March 19, 1990. The shares of each Portfolio, when issued and paid for in accordance with this prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

          The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings. The Fund may withdraw the investment of a Portfolio in a Series at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.

          Whenever a Portfolio, as an investor in its corresponding Series, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal.
The Directors of the Fund will then vote the Portfolio's shares in the Series in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

          As of October 30, 1998, the following person(s) owned more than 25% of the voting securities of the following Portfolios:

                       DFA INTERNATIONAL VALUE PORTFOLIO III

          Charles Schwab & Co. Inc.-ALL REIN*                    100%
          101 Montgomery Street
          San Francisco, CA 94104

                         U.S. LARGE CAP VALUE PORTFOLIO III

          Charles Schwab & Co. Inc.-CAP REIN*                    52.01%
          101 Montgomery Street
          San Francisco, CA 94104


          Charles Schwab & Co. Inc.-ALL REIN*                    45.51%
          101 Montgomery Street
          San Francisco, CA 94104

          *Owner of record only

          Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus.

DIMENSIONAL INVESTMENT GROUP INC.
1299 Ocean Avenue
11th floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

INVESTMENT ADVISOR
DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue
11th floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

CUSTODIAN
PNC BANK, N.A.
200 Stevens Drive, Airport Business Center
Lester, PA  19113

ACCOUNTING SERVICES, DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC INC.
400 Bellevue Parkway
Wilmington, DE  19809

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103-7098

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
2400 Eleven Penn Center
19th and Market Streets
Philadelphia, PA  19103

                       DFA INTERNATIONAL VALUE PORTFOLIO III
                         U.S. LARGE CAP VALUE PORTFOLIO III
                   TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II


                         DIMENSIONAL INVESTMENT GROUP INC.

           1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401
                             TELEPHONE:  (310) 395-8005

                        STATEMENT OF ADDITIONAL INFORMATION

                                  DECEMBER 8, 1998



          This statement of additional information is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (individually, a "Portfolio" and collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated December 8, 1998, as amended from time to time, which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.


                                  TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . .  1

BROKERAGE TRANSACTION. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS . . . . . . . . . . . . . . . . .  6

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

ADMINISTRATIVE SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . .  9

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . 10

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . 11

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

                          INVESTMENT OBJECTIVE AND POLICIES

          The following information supplements the information set forth in the prospectus under the captions "DFA INTERNATIONAL VALUE PORTFOLIO III-INVESTMENT OBJECTIVE AND POLICIES" and "THE U.S. VALUE PORTFOLIOS-INVESTMENT OBJECTIVE AND POLICIES" and applies to the DFA International Value Series (the "International Value Series"), the DFA U.S. Large Cap Value Series (the "Large Cap Value Series"), and the Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Series")(collectively, the "Series") of The DFA Investment Trust Company (the "Trust").


          Because the structure of the International Value Series, the Large Cap Value Series and the Tax-Managed Series are based on the relative market capitalizations of eligible holdings, it is possible that the Series might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940 (the "1940 Act") and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Series and the anticipated amount of the Series' assets intended to be invested in such securities, management does not anticipate that a Series will include as much as 5% of the voting securities of any issuer.

          The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.
While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the International Value Series upon conversion of a convertible debenture will generally be held for so long as the Advisor anticipates such stock will provide the International Value Series with opportunities which are consistent with its investment objective and policies.

                                BROKERAGE TRANSACTION

          The following table depicts brokerage commissions paid by the designated Series.

                                BROKERAGE COMMISSIONS
                 FISCAL YEARS ENDED NOVEMBER 30, 1997, 1996 AND 1995


                                 1997           1996          1995
International Value Series    $1,133,787     $1,251,242     $542,306

Large Cap Value Series           929,005        934,452      410,503


          The substantial increases or decreases in the amount of brokerage commissions paid by the International Value Series from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the International Value Series. The Tax-Managed Series had not commenced operations prior to the date of this statement of additional information.

          Portfolio transactions of each Series will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Series to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Series to their brokers to ascertain that they are competitive with those charged by other brokers for similar services.

          Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Series permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Series.

          During fiscal year 1997, the Series paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Series as follows:


                                     VALUE OF               BROKERAGE
                              SECURITIES TRANSACTIONS       COMMISSIONS
                              -----------------------       -----------
International Value Series         $  4,623,558             $  13,922
Large Cap Value Series               78,961,638               122,527
                                    -----------               -------
Total                                83,585,196               136,449


          The over-the-counter market ("OTC") companies eligible for purchase by the Large Cap Value Series and Tax-Managed Series are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.


          The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade a Series, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Series can effect transactions at the best available prices.


          The Portfolios will not incur any brokerage or other costs in connection with a purchase or redemption of shares of a corresponding Series, except if a Portfolio receives securities or currencies from the corresponding Series to satisfy the Portfolio's redemption request.

                                INVESTMENT LIMITATIONS


          Each of the Portfolios has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of:
(1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitation of each Series is the same as the corresponding Portfolio.

     The Portfolios will not:

          (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

          (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;


          (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;


          (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of a Portfolio's net assets, or pledge more than 33% of such assets to secure such loans;


          (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;



          (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;


          (8) engage in the business of underwriting securities issued by others;


          (9) invest for the purpose of exercising control over management of any company; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;



          (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that the Tax-Managed U.S. Marketwide Value Portfolio II may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;



          (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

          (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;


          (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs; provided that the Tax-Managed U.S. Marketwide Value Portfolio may write or acquire options;



          (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;



          (15) purchase securities on margin or sell short provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to the limitation on selling securities short;



          (16) acquire more than 10% of the voting securities of any issuer; provided that this limitation applies only to 75% of the assets of the U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Large Cap Value Portfolio II; or


          (17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

          The investment limitations described in (3), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Series.

          The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

          Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Series, the Portfolios do not intend to lend those shares.


          Although not a fundamental policy subject to shareholder approval, the Tax-Managed U.S. Marketwide Value Portfolio II, indirectly through its investment in the Series, does not intend to invest more than 15% of its net assets in illiquid securities.


          Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Series may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

          The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Series have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

          Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Series owns, and does not include assets which the Series does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Series will exclude from its total assets those assets which represent collateral received by the Series for its securities lending transactions.


          Unless otherwise indicated, all limitations applicable to the Portfolios' and Series' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or

Series' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Series' total assets will not require a Portfolio or Series to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. With respect to illiquid securities, if a fluctation in value causes a Portfolio or Series to go above its limitations on investments in illiquid securities, the Board of Directors will consider what action, if any, should be taken to reduce the percentage to the applicable limitation.


                                  FUTURES CONTRACTS


          Each Series may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Series will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Series. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Series expect to earn income on their margin deposits. To the extent that a Series invests in futures contracts and options thereon for other than bona fide hedging purposes, no Series will enter into such transaction if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Series' total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "Commission"), the Series may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.


          Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Series would continue to be required to continue to make variation margin deposits. In such circumstances, if a Series has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                      FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions a Series has identified as hedging transactions, the Series is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for a Series to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to the Series' business of investing in securities. It is anticipated that any net gain realized from closing futures contracts will be considered gain from the sale of securities and, therefore, constitute qualifying income for purposes of the 90% requirement. The Series will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Series' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Series' other investments.

                                DIRECTORS AND OFFICERS


          The names, locations and dates of birth of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.


DIRECTORS


          David G. Booth, Director*, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd.



          George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.



          John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).



          Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman and President, Ibbotson Associates, Inc. (software, data, publishing and consulting).



          Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.



          Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.



          Rex A. Sinquefield, (9/7/44), Director*, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


*Interested Director of the Fund.

OFFICERS


          Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.


          Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

          Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

          Maureen Connors, (11/17/36), Vice President and Assistant Secretary, Santa Monica, CA.

          Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

          Irene R. Diamant, (7/16/50), Vice President and Secretary (for all entities other than Dimensional Fund Advisers Ltd.), Santa Monica, CA.


          Richard Eustice, (8/5/65), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.


          Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

          Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

          Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

          Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

          Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

          David Plecha, (10/26/61), Vice President, Santa Monica, CA.

          George Sands, (2/8/56), Vice President, Santa Monica, CA.

          Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

          Jeanne C. Sinquefield, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

          Scott Thornton, (3/1/63), Vice President, Santa Monica, CA. Weston Wellington, (3/1/51), Vice President, Santa Monica, CA.
Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to
1994.

          Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

          Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

          Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1997, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                              AGGREGATE        TOTAL COMPENSATION FROM
DIRECTOR                     COMPENSATION              FUND
--------                      FROM FUND           AND FUND COMPLEX
                             ------------      -----------------------
George M. Constantinides        $5,000               $30,000
John P. Gould                   $5,000               $30,000
Roger G. Ibbotson               $5,000               $30,000
Merton H. Miller                $5,000               $30,000
Myron S. Scholes                $5,000               $30,000

                               ADMINISTRATIVE SERVICES


          PFPC Inc. ("PFPC") serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Series. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the Portfolios' and the Series' custodians, and transfer and dividend disbursing agency services. The Portfolios are all Feeder Portfolios. PFPC's charges for its services to such Portfolios are based on the number of Feeder Portfolios investing in each master series and whether the master series is organized to be taxed as a corporation or partnership for tax purposes. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of Feeder Portfolios investing in master series which are taxed as corporations are $1,000 per month multiplied by the number of Feeders. This applies to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio
III. The Tax-Managed U.S. Marketwide Value Portfolio II invests in a master series which is taxed as a partnership, and will pay PFPC a monthly fee of $2,600.


                                  OTHER INFORMATION


          For the services it provides as investment advisor to each Series, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Series. For the fiscal years ended November 30, 1997, 1996 and 1995, the Series paid advisory fees as set forth in the following table (the Tax-Managed Series had not commenced operations as of November 30, 1997):



                                      1997           1996          1995
 International Value Series*       $2,997,000     $2,124,000     $937,000

 Large Cap Value Series*           $1,255,000     $  699,000     $306,000

*The Series has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Series to the Advisor.

          The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until the Fund amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Fund's Articles of Incorporation, the Fund was known as DFA U.S. Large Cap Portfolio Inc.

          PNC Bank, N.A. serves as the custodian for the Portfolios and Series. Citibank, N.A. ("Citibank"), 111 Wall Street, New York, New York 10005, serves as the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and Series; receive, hold and release portfolio securities on account of the Portfolios and Series; make receipts and disbursements of money on behalf of the Portfolios and Series; and collect and receive income and other payments and distributions on account of the Portfolios' and Series' portfolio securities.


          PricewaterhouseCoopers LLP, the Fund's independent accountants, audits the Fund's financial statements on an annual basis.


                                  PURCHASE OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

          The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

          The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

                                 REDEMPTION OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

          The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the Commission may permit.

                           PRINCIPAL HOLDERS OF SECURITIES


          As of October 31, 1998, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolios, as set forth below:


                        DFA INTERNATIONAL VALUE PORTFOLIO III



          Charles Schwab & Co. Inc.-ALL REIN*                         100%
          101 Montgomery Street
          San Francisco, CA 94104

                          U.S. LARGE CAP VALUE PORTFOLIO III

          Charles Schwab & Co. Inc.-CAP REIN*                         52.01%
          101 Montgomery Street
          San Francisco, CA 94104

          Charles Schwab & Co. Inc.-ALL REIN*                         45.51%
          101 Montgomery Street
          San Francisco, CA 94104


*Owner of record only.


                           CALCULATION OF PERFORMANCE DATA

          Following are quotations of the annualized percentage total returns for DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III for the one-, five-, and ten-year periods ended November 30, 1997 (as applicable) using the standardized method of calculation required by the Commission.


                                             ONE YEAR     FIVE YEARS  TEN YEARS
                                             --------     ----------  ---------
                                                            33 MOS.      n/a
DFA International Value Portfolio III        -3.83%         7.67%

                                                            33 MOS.      n/a
U.S. Large Cap Value Portfolio III           25.29%         27.51%


     For purposes of calculating the performance of the Portfolios, the performance of each Portfolio's corresponding Series will be utilized for the period prior to when each Portfolio commenced operations and, if applicable, restated to reflect a Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Series determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission's formula:

        n
P(1 + T)  = ERV

where:

     P   =     a hypothetical initial payment of $1,000

     T   =     average annual total return

     n   =     number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

          In addition to the standardized method of calculating performance required by the Commission, the Portfolios and Series may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

          The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                                 FINANCIAL STATEMENTS


          The audited financial statements and financial highlights for the Fund's fiscal year ended November 30, 1997, as set forth in the Fund's annual report to shareholders of the Portfolios, and the report thereon of PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand L.L.P.), independent accountants, also appearing therein, and the unaudited financial statements for the period ended May 31, 1998, as set forth in the semi-annual report to shareholders, are incorporated herein by reference.



          The audited financial statements of the Series for the Trust's fiscal year ended November 30, 1997, as set forth in the Trust's annual report to shareholders, and the report thereon of PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand L.L.P.), independent accountants, also appearing therein, and the unaudited financial statements for the period ended May 31, 1998, as set forth in the semi-annual report to shareholders, are incorporated herein by reference.



          The annual and semi-annual reports do not contain any data regarding the Tax-Managed U.S. Marketwide Value Portfolio II or the Tax-Managed Series because they had not commenced operations as of May 31, 1998. A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this statement of additional information.